Summary Prospectus Supplement	February 14, 2019

George Putnam Balanced Fund
Summary Prospectus dated November 30, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019

Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2016

Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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